SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the registrant |X|
Filed by a party other than the registrant |_|

Check the appropriate box:

|X| Preliminary proxy statement

|_| Definitive proxy statement

|_| Definitive additional materials

|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            IMPERIAL INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

         |X|      No fee required

         |_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
and 0-11 (1) Titles of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transactions applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         |_|      Fee paid previously with preliminary materials.

         |_|      Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                  (1)      Amount previously paid:

                  (2)      Form, Schedule or Registration Statement No.:

                  (3)      Filing Party:

                  (4)      Date Filed:


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                            IMPERIAL INDUSTRIES, INC.
                           1259 Northwest 21st Street
                          Pompano Beach, Florida 33069
                        --------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 14, 2001

TO THE STOCKHOLDERS OF IMPERIAL INDUSTRIES, INC.

         NOTICE is hereby given that the Annual Meeting of Stockholders of Imperial Industries, Inc., a Delaware corporation (the "Company") will be held at the Hyatt Regency Hotel, 400 S. E. 2nd Avenue, Miami, Florida, on Wednesday, November 14, 2001 at 10:00 A.M., for the following purposes:

         1.       To elect two (2) Class III directors, each for a term of three
                  (3) years.

         2. To act upon a proposal to amend the Company's Certificate of Incorporation in order to increase the number of authorized shares of Common Stock.

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         These items are fully discussed in the proxy statement that is attached to and made a part of this Notice of Annual Meeting. Only stockholders of record at the close of business on September 17, 2001 shall be entitled to receive notice of, and to vote at, the Annual Meeting, or any postponements or adjournments thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company for ten (10) days prior to the Annual Meeting.

         The Company requests that you vote your shares as promptly as possible. Whether or not you expect to attend the Annual Meeting, please vote, date, sign, and return the enclosed proxy as promptly as possible to assure representation of your shares at the meeting. You may revoke your proxy at any time prior to its exercise by written notice to the Company prior to the Annual Meeting, or by attending the Annual Meeting in person and voting.

                                             By Order of the Board of Directors


                                             Howard L. Ehler, Jr.
                                             SECRETARY

Pompano Beach, Florida
September 18, 2001


YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            IMPERIAL INDUSTRIES, INC.
                           1259 Northwest 21st Street
                          Pompano Beach, Florida 33069
                              --------------------

                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 14, 2001


         This Proxy Statement relates to the Annual Meeting of the stockholders (the "Annual Meeting") of Imperial Industries, Inc., a Delaware corporation (the "Company") to be held at 10:00 A.M., local time, on November 14, 2001 at the Hyatt Regency Hotel, 400 S. E. 2nd Avenue, Miami, Florida, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

         We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the accompanying Proxy Card to our stockholders who are entitled to vote at the Annual Meeting on or about September 19, 2001. Common stock is the only class of voting stock that is issued and outstanding. Stockholders who owned common stock as of the close of business on September 17, 2001 will be entitled to vote at the Annual Meeting.

WHY THIS PROXY STATEMENT IS BEING SENT

         This Proxy Statement and the enclosed Proxy Card are being sent to you because the Company's Board of Directors is soliciting proxies from stockholders to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. If you do not wish to attend the Annual Meeting to vote your shares, you may instead complete, date, sign and return the enclosed Proxy Card to vote.

WHAT IS BEING VOTED ON AT THE ANNUAL MEETING

         The Company's Board of Directors is asking stockholders to vote on and to approve the following matters:

         - The election of two Class III directors for a term of three years each;

         - An amendment to the Company's Certificate of Incorporation in order to increase the number of authorized shares of Common Stock.

WHO MAY VOTE

         Stockholders who owned common stock at the close of business on September 17, 2001 are entitled to vote at the Annual Meeting (the Record Date"). On the Record Date, we had issued and outstanding 9,220,434 shares of common stock. Common stock is the only issued and outstanding class of voting stock. You do not have cumulative voting rights. You have one vote for each share of common stock that you own.

VOTES NEEDED FOR A QUORUM

         A majority of the shares of common stock that is issued and outstanding on the Record Date must be present or voted by proxy for a quorum at the Annual Meeting. If you return your Proxy Card or attend the Annual Meeting in person, your common stock will be counted for the purpose of determining whether a quorum exists, even if you wish to abstain from voting on any or all of the matters presented at the Annual

Meeting. In determining whether a quorum exists at the Annual Meeting, all votes "for" or "against," as well as abstentions will be counted. Broker non-votes will also be counted as present or represented for the purpose of determining whether a quorum is present for the transaction of business. If you hold your common stock through a broker, bank or other nominee, generally the nominee may only vote the common stock which it holds for you in accordance with your instructions. We do not count abstentions or broker non-votes as for or against any proposal.

         If a quorum is not present at the Annual Meeting, no official business can be conducted. However, if a quorum is not present or represented at the Annual Meeting, the stockholders who do attend the Annual Meeting in person or who are represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented. At any adjournment where there is a quorum, any business may be transacted that might have been transacted at the original meeting.

HOW YOU MAY VOTE BY PROXY

         A proxy is a person you appoint to vote on your behalf. Because many of our stockholders are unable to attend the Annual Meeting in person, the Board of Directors solicits proxies by mail to give each stockholder an opportunity to vote on all matters that will come before the Annual Meeting. In order to ensure that your vote will be recorded, you are urged to:

         -        Read this Proxy Statement carefully;

         - Specify your choice on each matter by marking the appropriate box on the enclosed Proxy Card; and

         -        Sign, date and return the Proxy Card in the enclosed envelope.

         By signing the Proxy Card, you will be designating S. Daniel Ponce and Howard L. Ehler, Jr. as your proxies. They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. They will vote your shares in accordance with your directions. However, if you sign and return the Proxy Card without instructions marked on it, it will be voted FOR the nominees for Class III director listed on the Proxy Card and FOR the amendment to our Certificate of Incorporation increasing the authorized common stock. If any other matter is validly presented at the Annual Meeting, your proxies will vote in accordance with their best judgement. We do not currently know of any other matter that will be acted on at the Annual Meeting.

HOW YOU CAN REVOKE YOUR PROXY

         You may revoke your proxy at any time prior to the Annual Meeting by doing any of the following:

         -        giving written notice of its revocation to the Company,

         - by submission of another duly executed proxy dated after the Proxy Card to be revoked, or

         -        by attending the Annual Meeting and voting in person.

         Your mere presence at the Annual Meeting will not revoke the prior appointment.

VOTE REQUIRED TO APPROVE A PROPOSAL

         Each stockholder is entitled to one vote for each share of common stock registered in his name on the Record Date for each matter brought before the stockholders at the Annual Meeting. The two nominees for directors for Class III receiving the highest number of votes will be elected for the term of such directorship. The adoption of the amendment to the Certificate of Incorporation will require the affirmative vote of not less than a majority of the issued and outstanding shares of common stock as of the Record Date.

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VOTING IS CONFIDENTIAL

         Proxy Cards, ballots and tabulations that identify individual stockholders are confidential. Only the inspectors of election and certain of our employees associated with processing Proxy Cards and counting votes have access to your Proxy Card. Additionally, all comments directed to the Company (whether written on the Proxy Card or elsewhere) remain confidential, unless you ask that your name be disclosed.

THE COMPANY PAYS THE COST OF SOLICITATION OF PROXIES

         The Company will pay all expenses associated with this proxy solicitation. Such costs include preparing, printing, assembling and mailing the Notice of Annual Meeting, the Proxy Statement and the Proxy Card, as well as all costs of soliciting proxies. We will primarily solicit proxies by mail. However, our officers, directors and regular employees may solicit by telephone, facsimile transmission, e-mail or in person. Such officers, directors and employees would not receive additional compensation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons and we will reimburse such persons, including our transfer agent, for their reasonable out-of-pocket expenses in forwarding such materials. We may retain the services of a proxy solicitation firm to solicit proxies and will pay all reasonable costs associated with such firm.


                              ELECTION OF DIRECTORS

         The Board of Directors is currently divided into three classes, having three year terms that expire in successive years. Directors hold office until the expiration of their respective terms and until their successors are elected or until death, resignation or removal.

         Class III Directors' terms expire with the 2001 Annual Meeting. Accordingly, Class III Directors will be elected at the Annual Meeting. Class III directors will serve until the 2004 Annual Meeting or until their successors are elected.

         The Board of Directors propose that the nominees described below, be elected as Class III Directors for the term specified above and until their respective successors are duly elected and qualified, except in the event of their earlier death, resignation or removal. Each of the nominees has consented to serve for the term of such Class. We have no reason to believe that any of the nominees will be unable or unwilling to serve, if elected. If any nominee should become unavailable prior to the election, the accompanying Proxy Card will be voted for the election, in his or her stead, of such other person as the Board of Directors may recommend.

NOMINEES FOR CLASS III DIRECTOR

         Information regarding the Board's nominees for election as Class III Directors is set forth below.

S. DANIEL PONCE
DIRECTOR SINCE 1988
AGE 52

         Mr. Ponce has been Chairman of the Board of the Company since 1988. Mr. Ponce has been engaged in the practice of law for over twenty five (25) years and is currently a stockholder in the law firm of Wallace, Bauman, Legon, Fodiman, Ponce & Shannon, P.A. Mr. Ponce is a member of the Board of Directors of the University of Florida Foundation, Inc. and serves as Chairman of its audit committee. He is also a non- practicing certified public accountant.

LISA M. BROCK
DIRECTOR SINCE 1988
AGE 42

         Mrs. Brock was employed by the Company and its subsidiaries, Premix-Marbletite Manufacturing Co. and Acrocrete, Inc., as Vice President for over five (5) years until December 1994, when she retired. Mrs. Brock continues to serve as a consultant to the Company.

DIRECTORS CONTINUING IN OFFICE

         CLASS I DIRECTOR. The following Class I directors have terms ending at the 2002 Annual Meeting:

HOWARD L. EHLER, JR.
DIRECTOR SINCE 2000
AGE 57

         Mr. Ehler has been Principal Executive Officer of the Company since March 1990 and Executive Vice President, Chief Financial Officer and Secretary of the Company since April 1988. Prior thereto, he was Vice President, Chief Financial Officer and Assistant Secretary of the Company for over five years

         CLASS II DIRECTORS. The following Class II directors have terms ending at the 2003 Annual Meeting:

MILTON J. WALLACE.
DIRECTOR SINCE 1999
AGE 66

         Mr. Wallace has been a practicing attorney in Miami for over thirty-five (35) years and is currently a shareholder in the law firm of Wallace, Bauman, Legon, Fodiman, Ponce & Shannon, P.A. He was a co- founder and Chairman of the Board of Renex Corp, a provider of dialysis services, from 1993 through February 2000, when Renex Corp. was acquired by National Nephrology Associates, Inc. Mr. Wallace is Chairman of the Board of Med/Waste, Inc., a provider of medical waste management services. He is a director of several private companies.

MORTON L. WEINBERGER, CPA.
DIRECTOR SINCE 1988
AGE 71

         Mr. Weinberger has been a director of the Company since 1988. Mr. Weinberger, a certified public accountant, has been self-employed as a consultant to various professional organizations for the past fourteen (14) years. He provides consulting services for the Company. For the previous twenty-five years, he was engaged in the practice of public accounting. During such period, he was a partner with Peat Marwick Mitchell & Co., now known as KPMG, and thereafter BDO Seidman, both public accounting firms.

DIRECTORS' REMUNERATION; ATTENDANCE

         DIRECTORS' COMPENSATION: Directors who are officers or employees of the Company receive no additional compensation for their service as members of the Board of Directors. During the year ended December 31, 2000, each non-employee director, other than Mr. Ponce, received an annual retainer of $6,000, payable in quarterly installments. In lieu of an annual retainer, Mr. Ponce is provided the use of a company car, including payment of related operating expenses for such car. Directors are also reimbursed for expenses which may be incurred by them in connection with the business and affairs of the Company. Non-employee directors are eligible to receive grants of options under the Directors Stock Option Plan ("Directors Plan"). However, no director was granted options during the fiscal year ended December 31, 2000.

         The Company is party to separate consulting agreements with Mr. Weinberger and Ms. Brock, respectively, who provide various management consulting services to the Company. Each consulting agreement initially provided for monthly fees of $833 and may be terminated upon 60 days notice by either party. In connection with the Company's recent acquisition activities, Mr. Weinberger was requested to expend additional time in consulting with the Company's management on acquisition candidates, including performing due diligence, administrative, accounting and other services. As a result of the increased time and effort spent by Mr. Weinberger, his consulting fee has been increased to $3,500 per month. Effective January 1, 2001, Mr. Wallace is a party to a consulting agreement with the Company whereby he receives a consulting fee equal to $10,000 per year.

         BOARD ATTENDANCE. The Board of Directors met four (4) times in fiscal 2000. Each director attended all of the Board of Directors meetings in 2000.

COMMITTEES OF THE BOARD

         The Board has established a number of standing committees to assist it in the discharge of its responsibilities. The Board has standing Compensation and Stock Option and Audit Committees. The principal responsibilities of each standing committee are described below. Any action taken by a committee of the Board is reported to the Board of Directors, usually at the next Board meeting.

         COMPENSATION AND STOCK OPTION COMMITTEE: The Compensation and Stock Option Committee, composed of Ms. Brock , as Chairman, and Messrs. Ponce and Weinberger, met three (3) times in fiscal 2000. Each member attended all of the meetings. The Compensation and Stock Option Committee reviews the Company's general compensation policies and procedures; establishes salaries and benefit programs for the executive officers of the Company and its subsidiaries; reviews, approves and establishes performance targets and awards under incentive compensation plans for its executive officers; and reviews and approves employment agreements. The Compensation and Stock Option Committee also administers the Company's Employee Stock Option Plan and has the authority to determine, among other things, to whom to grant options, the amount of options, the terms of options and the exercise prices thereof.

         AUDIT COMMITTEE: The Audit Committee is presently composed of Mr. Weinberger, as Chairman and Messrs. Ponce and Wallace. The Audit Committee met two (2) times during 2000. Each member attended both meetings. The Audit Committee assists the Board of Directors in its general oversight of the Company's financial reporting, internal controls and audit functions. The Audit Committee's Charter is attached to this Proxy Statement as Appendix "B." For further information regarding the Audit Committee, see " Report of the Audit Committee" on Page 6.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION: During the year ended December 31, 2000, the Compensation and Stock Option Committee consisted of Ms. Brock and Messrs. Ponce and Weinberger. None of these directors has been an officer or employee of the Company or its subsidiaries during the last ten years, except Ms. Brock, who was formerly Vice President of Premix-Marbletite Manufacturing Co. and Acrocrete, Inc. until December 31, 1994. There are no other relationships required to be disclosed pursuant to applicable Securities and Exchange Commission rules and regulations.

MANAGEMENT MATTERS

         The are no current arrangements nor understandings known to the Company between any of the directors, nominees for director or the executive officers of the Company and any other person pursuant to which any such person was elected as a director or appointed as an executive officer. Except as otherwise stated herein, there are no family relationships between any directors, nominees for director, or executive officers of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS

         The Company's officers and directors are required to file Forms 3, 4 and 5 with the Securities and Exchange Commission in accordance with Section 16(a) of the Securities and Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder. Based solely on a review of such reports furnished to the Company as required by Rule 16(a)-3, no director or executive officer failed to timely file such reports in 2000.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE CLASS III NOMINEES.

         The two nominees for Class III Directors receiving the greatest number of affirmative votes of the shares of Common Stock represented at the Annual Meeting will be elected as Directors. Stockholders are not entitled to cumulate their votes for the election of Class III directors.

                         REPORT OF THE AUDIT COMMITTEE

         The Securities and Exchange Commission rules now require the Company to include in its proxy statement a Report of the Audit Committee. The Report concerns the Audit Committee's activities regarding oversight of the Company's financial reporting and auditing process. THE REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

         The Company's Audit Committee is comprised of three non-employee members of the Company's Board of Directors and operates under a written charter adopted by the Audit Committee and approved by the Board of Directors. The complete text of the Audit Committee Charter which reflects standards set forth in new Securities and Exchange Commission rules, is reproduced in Appendix "B" to this Proxy Statement. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, are as reflected in the Audit Committee Charter.

         All three current members of the Audit Committee are independent as defined by the listing standards of the NASDAQ Stock Market, promulgated by the National Association of Securities Dealers, Inc.

         As set forth in more detail in the Audit Charter, the Audit Committee's primary responsibilities fall into three broad categories:

         - FINANCIAL REPORTING OVERSIGHT. The Audit Committee is charged with monitoring the preparation of quarterly and annual financial statements by the Company's management, including discussions with management and the Company's independent auditors about draft annual financial statements and other accounting and reporting matters.

         - INDEPENDENT AUDITOR RELATIONSHIP. The Audit Committee is responsible for matters concerning the relationship between the Company and its independent auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as other services being provided to the Company; and determining whether such auditors are independent; and

         - INTERNAL CONTROLS OVERSIGHT. The Audit Committee oversees management's implementation of effective systems of internal controls, including review of policies relating to regulatory compliance, ethics and conflicts of interest.

         During the year ended December 31, 2000, the Audit Committee met two
(2) times. The meetings were designed to facilitate and encourage private communications between the members of the Audit Committee, management and the Company's independent auditors, PricewaterhouseCoopers, LLP. The Audit Committee reports on its activities to the full Board of Directors, usually at the next Board meeting.

         The Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls. PricewaterhouseCoopers, LLP. is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

         The functions of the Audit Committee are not intended to duplicate, or to certify, the activities of management and the independent auditors. The Audit Committee provides a Board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee's members in business, financial and accounting matters.

         In overseeing the preparation of the Company's consolidated financial statements, the Audit Committee met with both management and representatives of PricewaterhouseCoopers, LLP. to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepting accounting principles and the Audit Committee discussed the financial statements with both management and the independent auditors. The Audit Committee's review included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, "Communication with Audit Committees."

         PricewaterhouseCoopers, LLP., also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed the independence of PricewaterhouseCoopers, LLP., including the compatibility of non-audit services provided by such firm with its independence to the Company.

         Following the Audit Committee's discussions with management and PricewaterhouseCoopers, LLP., the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000. The Audit Committee has not yet made a recommendation as to the independent auditors for the Company's financial statements for the fiscal year ending December 31, 2001.

                                                 Respectfully Submitted,

                                                 AUDIT COMMITTEE

                                                 Morton L. Weinberger, Chairman
                                                 S. Daniel Ponce
                                                 Milton J. Wallace

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             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE, AND THE STOCK PERFORMANCE GRAPH INCLUDED ELSEWHERE IN THIS PROXY STATEMENT DO NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT IN THE STOCK PERFORMANCE GRAPH BY REFERENCE THEREIN.

         The Company's executive compensation program is administered by the Compensation and Stock Option Committee (the "Compensation Committee") of the Company's Board of Directors. The Compensation Committee is comprised entirely of outside, non-employee directors, whose role is to review and approve salaries and other compensation of the executive officers of the Company. The Compensation Committee also reviews and approves various other Company compensation policies and matters and administers the each of the Company's stock option plans, including the review and approval of stock option grants to the executive officers of the Company.

COMPENSATION POLICIES APPLICABLE TO EXECUTIVE OFFICERS

         The primary goal of the Compensation Committee is to establish a relationship between executive compensation and the creation of shareholder value, while motivating and retaining key employees. The Company's compensation program for executives consists of two key components:

         - Cash compensation, consisting of (a) a base salary and (b) performance-based annual cash bonuses related to corporate profitability and individual accountability; and

         - Long-term incentive compensation through the periodic grant of stock options and restricted stock awards.

         The Company believes that this approach best serves the interests of the Company and its shareholders. The base salary enables the Company to meet the requirements of the highly competitive industry environment, while ensuring that executive officers are compensated in a way that advances both the short and long term interests of shareholders. Cash bonuses are intended to reward executive officers for meeting or exceeding corporate performance goals, as measured by financial results and other quantitative events. Stock options and restricted stock awards relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of the Company's shareholders.

BASE SALARY

         The Compensation Committee is responsible for establishing base salaries for the Company's executive officers, as well as changes in such salaries (other than as required by contracts). The Compensation Committee considers such factors as competitive industry salaries; a subjective assessment of the nature of the position; the contributions and experience of such officer and the length of the officers' service with the Company.

         The Compensation Committee annually establishes an executive's base salary, subject to any long term contractual obligations, based upon an evaluation of the executive's level of responsibility and individual performance, considered in light of competitive pay practices.

PERFORMANCE-BASED CASH COMPENSATION

         The Compensation Committee believes that a significant portion of the total cash compensation for its executive officers should be based upon the Company's achievement of specific performance criteria and the Compensation Committee's subjective evaluation of each executive's perceived responsibility for the Company's performance. Cash bonuses are strictly discretionary on the part of the Compensation Committee. However, the Compensation Committee recognizes that the purpose of cash bonuses is to motivate and reward eligible employees for good performance by making a portion of their cash compensation dependent on overall corporate profitability.

         At the beginning of each fiscal year, the Board of Directors establishes a business plan and budget for the Company which contains specific performance goals. At the end of each fiscal year, the Compensation Committee determines the propriety of awarding cash bonuses. Such determination takes into account the Company's performance and the operating results for the year, industry trends, the impact of strategic planning and the achievement of personal performance goals of each executive. The Compensation Committee also takes into account each executive's efforts in positioning the Company for future growth, even if initial efforts do not immediately result in a positive impact on the Company's financial condition.

STOCK OPTIONS AND RESTRICTED STOCK AWARDS

         Stock options and restricted stock awards are granted by the Company to aid in the hiring or retention of employees and to align the interests of the employees with those of the shareholders. Stock options and stock ownership directly link a portion of an employee's compensation to the interests of shareholders by providing an incentive to maximize shareholder value. Stock options have value only if the price of the Company's stock increases above the fair market value on the grant date and the employee remains in the Company's employ until the stock options become exercisable.

         The Company has an Employee Stock Option Plan (the "Employee Plan") for executive officers and other employees. The Employee Plan is generally used for making grants to executive officers and other employees as part of the Company's performance review. Stock option grants may be made to executive officers upon initial employment, upon promotion to a new, higher level position that entails increased responsibility, in connection with the execution of a new employment agreement or as further incentive to such executive officers. Annual stock option grants for executives are a key element of a market competitive total compensation package. In determining the number of stock options to be granted, the Compensation Committee receives recommendations from management and then reviews the current option holdings of the executive officers; their positions and length of service with the Company and subjective criteria on performance. It then determines the number of options to be granted based upon the principle of rewarding performance and providing continuing incentives to contribute to stockholder value. Using these guidelines, the Compensation Committee granted options in 2000 to all executive officers and certain supervisory employees in varying amounts. Stock options under the Employee Plan are granted at a price equal to the fair market value of the common stock on the date of grant.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The Company does not have a designated Chief Executive Officer. However, the similar functions have been designated the responsibility of Howard
L. Ehler, Jr., who serves as Executive Vice President, Principal Executive Officer, Chief Operating Officer and Chief Financial Officer. The Compensation Committee's basis for compensation of Mr. Ehler is based on the philosophy discussed above. In recognition of his service and commitment to the past and future success of the Company and to secure his services for the future, the Company entered into an employment agreement in 1993, which automatically renews each year unless either party gives written non-renewal within a specified time set forth in the employment agreement. Mr. Ehler's base salary for calendar year 2000 was $140,000 and has been increased to $150,000 for fiscal year 2001.

         In establishing Mr. Ehler's base salary for 2001, the Compensation Committee reviewed salaries of chief executive officers of comparable companies within its industry, as well as other industries, and Mr. Ehler's responsibilities within the Company. Factors taken into consideration included a subjective evaluation of Mr. Ehler's performance, changes in the cost of living, competitors' size and performance and the Company's achievements.

         Mr. Ehler's employment agreement provides for the right to earn annual cash bonuses determined in the discretion of the Company's Board of Directors. Such bonus awards are based upon incentive bonus criteria established by the Compensation Committee in each fiscal year in its discretion. Mr. Ehler received a cash bonus for 2000 in the amount of $30,000.

         In 2000, the Compensation Committee awarded Mr. Ehler options to purchase 10,000 shares of common stock pursuant to the Employee Plan. These options vested 100% at the end of six months and are fully exercisable for the balance of their term. The exercise price of the options was the fair market value of the underlying common stock on September 27, 2000, the date the Employee Plan was approved by the Company's shareholders All such options expire at the end of five (5) years following the date of grant, if not exercised. In addition, the Company issued to Mr. Ehler an aggregate of 100,000 shares of common stock during 2000 in recognition of his service to the Company over the past several years.

EXECUTIVE SEVERANCE PACKAGES

         In response to the increase in merger and acquisition activities in recent years within the industry and to provide the Company's principal executive officer with further incentive to remain with the Company, the Compensation Committee in 1993 granted Mr. Ehler an executive severance package protecting him in the event of change of control of the Company. The severance package is contained in Mr. Ehler's employment agreement. The severance package for Mr. Ehler is described in "Summary Compensation" above. The severance package is reviewed annually to determine if it is in the best interest of the Company to make any modifications. The Compensation Committee determined the severance package is fair to the Company and Mr. Ehler.

IMPACT OF SECTION 162(M) OF THE INTERNAL REVENUE CODE

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly-held corporations for compensation in excess of $1,000,000 paid for any fiscal year to the Company's Chief Executive Officer and the four
(4) other most highly compensated officers. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The policy of the Compensation Committee is to structure the compensation of the Company's executive officers to avoid the loss of the deductibility of any compensation, even though Section 162(m) does not preclude the payment of compensation in excess of $1,000,000. Notwithstanding, the Compensation Committee reserves the authority to award non-deductible compensation in circumstances as it deems appropriate. The Company believes that
Section 162(m) will not have any effect on the deductibility of the compensation of any executive officer for 2001.

                                                     Respectfully submitted,

                                                     COMPENSATION COMMITTEE

                                                     Lisa M. Brock, Chairman
                                                     S. Daniel Ponce
                                                     Morton L. Weinberger

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table summarizes the compensation earned by, and paid to, the Company's Chief Executive Officer and each other executive officer for the three fiscal years in the period ended December 31, 2000 whose total annual salary and bonus was in excess of $100,000 for any such periods (the "Named Executive Officers").

                                                                                         LONG-TERM COMPENSATION
                                                                                  --------------------------------------
                                                                                    RESTRICTED           SECURITIES
  NAME AND PRINCIPAL                                                                  STOCK              UNDERLYING
     POSITION                        YEAR         SALARY(1)          BONUS(2)        AWARDS(3)          OPTIONS(#)(4)
--------------------------------   --------    --------------     ------------    --------------    --------------------
Howard L. Ehler, Jr.                 2000         $140,000           $30,000          $60,000             10,000
   Executive Vice President,         1999          130,000            30,000            2,000             20,000
   Principal Executive Officer       1998          120,000            35,000              ---                ---
   and CFO

Fred H. Hansen(5)                    2000          160,000            30,000              ---             10,000
   President/Premix and              1999          138,000            40,000              ---             20,000
   Acrocrete                         1998          150,000            75,000              ---                ---

Gary Hasbach                         2000          130,000            30,000              ---                ---
   President/Just-Rite               1999          110,000            47,000              ---             10,000


-------------------

(1) None of the named individuals above have received personal benefits or perquisites that exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer in the above table.

(2) Bonuses shown were earned in the year indicated even though actually paid in a subsequent year.

(3) Mr. Ehler's Restricted Stock Awards in 2000 and 1999 represents the market value at date of issuance of 100,000 and 7,863 shares of common stock, respectively. Although 100,000 shares of common stock were issued in calendar year 2000, the Compensation Committee awarded such shares for performance of services rendered over the previous several years.

(4) Stock options are granted under the terms and provisions of the 1999 Employee Stock Option Plan. For a description of the stock options, see "Options Granted in Last Fiscal Year" below

(5) Mr. Hansen retired effective December 31, 2000 and is now a consultant to the Company.

OPTIONS GRANTED IN LAST FISCAL YEAR

         The following table sets forth information concerning grants of stock options to each of the Named Executive Officers for the year ended December 31, 2000:

                                                                                                              POTENTIAL REALIZABLE
                                                    % OF TOTAL                                                  VALUE AT ASSUMED
                                NUMBER OF            OPTIONS                                                  ANNUAL RATE OF STOCK
                               SECURITIES           GRANTED TO                                                 PRICE APPRECIATION
                               UNDERLYING           EMPLOYEES          EXERCISE                              FOR OPTION TERM($)(3)
                                 OPTIONS            IN FISCAL           PRICE           EXPIRATION         -------------------------
         NAME                 GRANTED(#)(1)          YEAR(3)         ($/SHARE)(2)          DATE                 5%             10%
-----------------------    -------------------   ----------------   --------------    ---------------      ------------    ---------
Howard L. Ehler, Jr.           10,000                 33.3%            $ .57             4/24/05             $1,575          $3,480

Fred H. Hansen                 10,000                 33.3%            $ .57             4/24/05             $1,575          $3,480

Gary J. Hasbach                10,000                 33.3%            $ .57             4/24/05             $1,575          $3,480

-------------------

(1) Options were granted pursuant to the terms and conditions of the Company's 1999 Employee Stock Option Plan ("Employee Plan").

(2) The exercise price of $.57 per share was equal to the fair market value of the common stock at September 27, 2000, the date the Employee Plan was approved by the Company's stockholders.

(3) The amounts disclosed in the columns which notes appreciation of the common stock at the 5% and 10% rates dictated by the Securities and Exchange Commission, are not intended to be a forecast of the actual value of the common stock price and are not necessarily indicative of the actual value which my be realized by the Named Executive Officers or any stockholders. These assumed rates of 5% and 10% would result in the Common Stock price increasing from $.57 per share to approximately $.73 per share and $.92 per share, respectively. As of December 31, 2000, the market price of the common stock was $.38 per share..

AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND FISCAL YEAR END OPTION VALUES

         The following table sets forth certain aggregated option information for each Named Executive Officer in the Summary Compensation Table for the year ended December 31, 2000:

                                    NUMBER OF SECURITIES UNDERLYING                       VALUE OF UNEXERCISED
                                        UNEXERCISED OPTIONS(#)                           IN-THE-MONEY OPTIONS(1)
                             ---------------------------------------------   -----------------------------------------------
      NAME                        EXERCISABLE           UNEXERCISABLE            EXERCISABLE             UNEXERCISABLE
-------------------------    ---------------------   ---------------------   -----------------------   ---------------------
Howard L. Ehler, Jr.                30,000                   ----                   ----                       ----
Fred H. Hansen                      30,000                   ----                   ----                       ----
Gary Hasbach                        20,000                   ----                   ----                       ----

--------------------
      No options were exercised by the Named Executive Officers during the year ended December 31, 2000.

(1) The options are exercisable at $.57 per share. At December 31, 2000, the fair market value of the Company's common stock was $.38 per share, the average of the closing bid and asked price of the common stock as reported on the OTC Bulletin Board.

EMPLOYMENT AGREEMENTS

         The Company is a party to a one year renewable employment agreement with Howard L. Ehler, Jr. Mr. Ehler serves as the Company's Executive Vice President, Principal Executive Officer, Chief Operating Officer and Chief Financial Officer at a current base salary of $150,000. Mr. Ehler's employment agreement provides for automatic renewal for additional one year periods on July 1st of each year, unless the Company or Mr. Ehler notifies the other party of such party's intent not to renew at least 90 days prior to each June 30 of the initial term and any extended term thereafter. Mr. Ehler receives a car allowance, as well as certain other benefits, such as health and disability insurance. Mr. Ehler is also entitled to receive incentive compensation based upon targets formulated by the Compensation Committee.

         Prior to a Change in Control (as defined in Mr. Ehler's employment agreement), the Company has the right to terminate the employment agreement, without cause, at any time upon thirty days written notice, provided the Company pays to Mr. Ehler a severance payment equivalent to 50% of his then current annual base salary. Mr. Ehler has agreed not to disclose information and not to compete with the Company during his term of employment and, in certain cases, for a two (2) year period following his termination.

         In the event of a Change in Control, the employment agreement is automatically extended to a three year period. Thereafter, Mr. Ehler would be entitled to terminate his employment with the Company for any reason at any time. In the event Mr. Ehler so terminates employment, Mr. Ehler would be entitled to receive the lesser of (i) a lump sum equal to the base salary payments and all other compensation and benefits Mr. Ehler would have received had the employment agreement continued for the full term; or (ii) three times Mr. Ehler's base salary then in effect on the effective date of termination. Mr. Ehler would also be entitled to such severance in the event the Company terminates the Executive without cause after a Change of Control.

STOCK OPTION PLANS

         The Company has two stock option plans, the Director's Stock Option Plan and the 1999 Employee Stock Option Plan (collectively, the "1999 Plans"). The 1999 Plans provide for options to be granted at generally no less than the fair market value of the Company's stock at the grant date. The 1999 Plans are administered by the Company's Compensation and Stock Option Committee. Options granted under the 1999 Plans have a term up to 10 years and are exercisable six months from the grant date provided however, no options under the Director's Plan will be exercisable until the Company's stockholders approve the Director's Plan. A total of 600,000 and 200,000 shares are reserved for issuance under the Employee and Director Plans. As of December 31, 2000, there were outstanding options to purchase 135,000 and 80,000 shares under the Employee and Director Plans, respectively. The exercise price for all options is $.57 per share. All options expire five (5) years from the date of grant and are fully vested.

                                 STOCK OWNERSHIP

         The following table sets forth certain information as of August 15, 2001 with respect to the beneficial ownership of the Company's common stock by
(i) each director of the Company, (ii) each Named Executive Officer, (iii) each person known to the Company to own more than 5% of such shares, and (iv) all executive officers and directors as a group. (Except as otherwise provided herein, the information below is supplied by the holder):

                                                    NUMBER OF SHARES             PERCENT OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER(1)           BENEFICIALLY OWNED(2)         BENEFICIALLY OWNED
----------------------------------------      ---------------------------   -------------------------
Maureen P. Ferri                                        656,981                       7.1%
  120 Simmons Road
  Statesboro, GA. 30458
Lisa M. Brock                                         289,006(3)                      3.1%
Howard L. Ehler, Jr.                                  406,108(4)                      4.4%
Fred H. Hansen                                             --                          --
Gary J. Hasbach                                       270,400(5)                      2.9%
S. Daniel Ponce                                       591,966(6)                      6.4%
Milton J. Wallace                                     128,000(7)                      1.4%
Morton L. Weinberger                                  229,210(8)                      2.5%
All directors and officers                          1,930,808(9)                     20.6%
      as a group (8 persons)

------------------

(1) Except as set forth herein, all securities are directly owned and the sole investment and voting power are held by the person named. Unless otherwise indicated, the address for each beneficial owner is the same as the Company.

(2) The percent of class for common stockholders is based upon 9,220,434 shares of common stock outstanding and such shares of common stock such individual has the right to acquire within 60 days upon exercise of options or warrants that are held by such person (but not those held by any other person).

(3) Includes 20,000 shares of common stock issuable upon exercise of stock options.

(4) Includes 30,000 shares of common stock issuable upon exercise of stock options.

(5) Includes 20,000 shares of common stock issuable upon exercise of stock options.

(6) Includes 20,000 shares of common stock issuable upon exercise of stock options.

(7) Includes 20,000 shares of common stock issuable upon exercise of stock options.

(8) Includes 20,000 shares of common stock issuable upon exercise of stock options.

(9) Includes 140,000 shares of common stock issuable upon exercise of stock options.

                 PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION
                    TO INCREASE THE AUTHORIZED CAPITAL STOCK

         GENERAL. The Board of Directors has determined that it would be advisable to amend Paragraph FOURTH of the Company's Certificate of Incorporation to increase the authorized capital stock of the Company such that the aggregate number of shares which the Company shall have authority to issue shall be increased from 25,000,000 shares to 45,000,000 shares, of which 40,000,000 shares shall be designated "Common Stock" and 5,000,000 shares shall be designated as "Preferred Stock" (the "Capital Stock Amendment").

         The Board of Directors has unanimously adopted and declared it advisable and unanimously recommends to the Company's stockholders that Paragraph FOURTH of the Company's Certificate of Incorporation be amended as described herein. A copy of Paragraph FOURTH of the Company's Certificate of Incorporation, as proposed to be amended, is attached as Appendix "A" to the Proxy Statement.

         INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK. The Board of Directors has approved, subject to stockholder approval at the Annual Meeting, an increase in the number of authorized shares of Common Stock from 20,000,000 to 40,000,000. As of the Record Date, 9,220,434 shares of Common Stock were outstanding and 365,000 shares reserved for issuance in relation to outstanding options and warrants. Accordingly, there are only 10,414,566 authorized shares of Common Stock presently unissued and not reserved for future issuance. No change in the authorized shares of Preferred Stock is being requested,

         REASONS FOR APPROVAL OF CAPITAL STOCK AMENDMENT. The Board of Directors considers the proposed authorization of an additional 20,000,000 shares of Common Stock desirable because it would provide the Company with the ability to take advantage of future opportunities for the issuance of equity securities in connection with financings, possible future acquisitions, other programs to facilitate expansion and growth and for other general corporate purposes, including stock dividends, stock splits and employee benefit plans, without the delay and expense incident to the holding of a special meeting of stockholders to consider any specific issuance. Such additional shares of Common Stock could be issued in public or private offerings in order to raise capital for various purposes. Authorized, but unissued shares, may be issued at such time or times, to such person or persons and for such consideration as the Board of Directors determines to be in the best interest of the Company, without further authorization from the Stockholders, subject to the listing rules of any principal securities exchange or automated quotation system that the Company's Common Stock may be subject at any time in the future..

         The authorization of additional shares of Common will not, by themselves, have any effect on the right of holders of existing shares of Common Stock. Any new shares of Common Stock, when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding.

         To the extent that any shares of Common Stock may be issued on other than a pro rata basis to current stockholders, the present ownership position of current stockholders may be diluted. Such shares may also be issued to dilute the stock ownership of persons seeking to obtain control of the Company, and thereby defeat a possible takeover attempt which (if stockholders were offered a premium over the market value of their shares) might be viewed as being beneficial to stockholders of the Company. Management of the Company is not aware of any possible takeover attempt at this time.

         Currently, the Company does not have any specific plans, commitments, agreements or understandings relating to the issuance of any shares of Common Stock. The timing of the actual issuance of Common Stock will depend on market conditions, the specific purpose for issuance and other similar factors.

         POSSIBLE ANTI-TAKEOVER EFFECTS OF CAPITAL STOCK AMENDMENT. The primary purpose of the Capital Stock Amendment is to provide the Company with the flexibility to raise additional capital from the sale of Common Stock and to take advantage of possible future opportunities for which the issuance of such shares may be deemed advisable without the delay and expense incident to calling a special meeting of the Company's stockholders in any case in which such a meeting would not be otherwise required.

         The issuance of additional shares of Common Stock, or shares of a series of Preferred Stock, may be deemed to have an anti-takeover effect since such shares may be used, under certain circumstances, to create voting impediments to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. The increase in authorized capital stock may also be viewed as having the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company, since the issuance of additional shares of Common Stock may be used to dilute such person's ownership of shares of Company's voting stock.

         The Capital Stock Amendment has not been proposed as an anti-takeover measure, nor is the Board of Directors aware of any offers to acquire control of the Company. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company may result in stockholders not being able to participate in any possible premiums which may otherwise be obtained in the absence of anti- takeover measures. Any transaction which may be so discouraged or avoided could be a transaction that the Company's stockholders might consider to be in their best interests. However, the Board of Directors has a fiduciary duty to act in the best interest of the Company at all times.

         VOTE REQUIRED AND BOARD RECOMMENDATIONS. The adoption of the Capital Stock Amendment requires the affirmative vote of not less than a majority of the votes entitled to be cast by all shares of Common Stock issued and outstanding on the Record Date. If the proposed Capital Stock Amendment is approved by the Stockholders, it will become effective upon filing and recording of a Certificate of Amendment as required by the Delaware General Corporation Law. If the Capital Stock Amendment is not approved, the Company's authorized capital stock will not change. The effect on an abstention or a broker non-vote is the same as that of a vote against the proposal.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED INCREASE IN THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK OF THE COMPANY.



                              CERTAIN TRANSACTIONS

         The law firm of Wallace, Bauman, Legon, Fodiman, Ponce & Shannon, P.A. of which Mr. Ponce, the Company's Chairman of the Board, and Mr. Wallace, a Director, are stockholders, served as general counsel to the Company. The law firm received $237,726 in 2000 for legal services rendered to the Company and its subsidiaries.


                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return of the Company's common stock from January 1, 1996 to December 31, 2000 with (a) the Russell 2000 Stock Index; and (b) a Peer Group Index. The graph assumes that $100 was invested on January 1, 1996 in the Company's common stock, the Russell 2000 Stock Index and the Peer Group Index and that all dividends were reinvested. The Peer Group Index on the graph includes the common stock of fifty-five (55) publicly traded companies in the building materials industry.

                           [GRAPH TO BE INSERTED HERE]


                                         1995            1996           1997            1998           1999            2000
                                         ----            ----           ----            ----           ----            ----
Imperial Industries                     100.00          125.00         525.00          500.00         775.00          475.00
Peer Index                              100.00          120.14         131.87          150.56         128.82          131.49
Russell 2000 Index                      100.00          116.61         142.66          138.66         165.82          158.66

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The firm of PricewaterhouseCoopers, LLP has served as the Company's independent auditors for the years ended December 31, 1998, 1999 and 2000. Although the Board of Directors has not yet selected a firm to serve as auditors for the year ended December 31, 2001, it is expected that PricewaterhouseCoopers, LLP will be retained by the Company for such audit. Representatives of PricewaterhouseCoopers, LLP are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement, if they desire, and to respond to appropriate questions.

AUDIT FEES

         PricewaterhouseCoopers, LLP billed the Company an aggregate of $67,500 for professional services rendered in connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for each quarter within such fiscal year.

INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         PricewaterhouseCoopers, LLP did not bill the Company for any professional services described in Paragraph (c)(4)(ii) of Rule 2.01 of Regulation S-X for the fiscal year ended December 31, 2000

ALL OTHER FEES

         The Company paid an aggregate of $20,500 in fees to PricewaterhouseCoopers, LLP during the fiscal year ended December 31, 2000 for all other services. Such services consisted of accounting consultation, federal, state and tax planning and services and services related to filings made with the Securities and Exchange Commission. The Audit Committee reviewed audit and non-audit services performed by PricewaterhouseCoopers, LLP, as well as fees charged by PricewaterhouseCoopers, LLP for such services. In its review of non-audit service fees, the Audit Committee considered, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information concerning the Audit Committee and its activities with PricewaterhouseCoopers, LLP. can be found in the sections of the proxy statement: "Board Committees and Meetings," "Report of the Audit Committee" and the appendix.


                                  OTHER MATTERS

         Management is not aware of any other matters which may come before the Annual Meeting and which require the vote of stockholders in addition to those matters indicated in the notice of meeting and this Proxy Statement. If any other matter calling for stockholder action should properly come before the Annual Meeting or any adjournment thereof, those persons named as proxies in the enclosed proxy will vote in accordance with their best judgment.


                              STOCKHOLDER PROPOSALS

         Stockholders who wish a proposal to be included in the Company's proxy statement and form of proxy relating to the 2002 annual meeting must be received by the Company no later than May 22, 2002 for inclusion in the Company's proxy statement related to the 2002 annual meeting. Such notice must include (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the number of shares of common stock of the Company which are owned beneficially of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and
(v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring valid business before the meeting.


                                  ANNUAL REPORT

         A copy of the Company's 2000 Annual Report, including audited financial statements as of December 31, 1998, 1999 and 2000 and for each of the three (3) years in the period ending December 31, 2000 are being mailed to all stockholders. Copies of the Annual Report on Form 10-K for the Fiscal Year ended December 31, 2000 as filed with the Securities and Exchange Commission may be obtained by writing to Corporate Secretary, 1259 Northwest 21st Street, Pompano Beach, Florida 33069.

                                                                      APPENDIX A

                    AMENDMENT TO CERTIFICATE OF INCORPORATION

         Article FOURTH of the Company's Certificate of Incorporation is proposed to be amended to read as follows:

         FOURTH: The aggregate number if shares of stock which the corporation shall have authority to issue is Forty-Five Million (45,000,000) shares, consisting of (i) Forty Million (40,000,000) shares with a par value of one cent ($.01) per share which are designated as Common Stock; and (ii) Five Million (5,000,000) shares with a par value of one cent ($.01) per share which are designated as Preferred Stock.

         1. The designations, preferences, privileges and powers of the shares of the Common Stock and of the Preferred Stock and the restrictions and qualifications thereof shall be the same in all respects as though shares of one class of stock, except that the Board of Directors is hereby vested with the authority to provide for the issuance of the Preferred Stock, at any time and from time to time, in one or more series, each of such series to have such powers, designations, preferences and relative, participating or option or other special rights and such qualifications, limitations or restrictions thereon as expressly provided in the resolution or resolutions, duly adopted by the Board of Directors providing for the issuance of such shares. the authority which is hereby vested in the Board of Directors shall include, but not be limited to, the authority to provide for the following matters relating to each series of the Preferred Stock:

                  (a) the number of shares to constitute such series, and the designations thereof;

                  (b) the voting power of holders of shares of such series, if any, and the Board of Directors may, without limitation determine the vote or fraction of vote to which the holder may be entitled, the events upon the occurrence of which such holder maybe entitled to vote, and the Board of Directors may determine to restrict or eliminate entirely the right of such holder to vote;

                  (c) the rate of dividends, if any, and the extent of further participation in dividend distributions, if any, and whether dividends shall be cumulative or non-cumulative;

                  (d) whether or not such series shall be redeemable, and if so, the terms and conditions upon which shares of such series shall be redeemable;

                  (e) the extent, if any, to which such series shall have the benefit of any sinking fund provision for the redemption or purchase of shares;

                  (f) the rights, if any, of such series, in the event of the dissolution of the corporation, or upon any distribution of the assets of the corporation;

                  (g) whether or not the shares of such series shall be convertible, and if so, the terms and conditions on which shares of such series shall be convertible; and

                  (h) such other powers, designations, preferences and the relative, participating or optional or other special rights, and such qualifications, limitations or restrictions thereon, as and to the extent permitted by law.

         2. No holder of Common Stock or Preferred Stock of the corporation shall be entitled as of right to purchase or subscribe for any part of any unissued stock of the corporation or any additional capital stock of the corporation of any class, or any bonds, certificates of indebtedness, debentures or other securities convertible into stock of the corporation, but any such unissued stock or such additional authorized issue of new stock or other securities convertible into stock, may be issued and disposed of, pursuant to resolution of the Board of Directors, to such persons, firms corporations or associations and upon such terms, as may be deemed advisable by the Board of Directors in the exercise of their discretion.

                                                                      APPENDIX B

                            IMPERIAL INDUSTRIES, INC.
                             AUDIT COMMITTEE CHARTER

         The IMPERIAL INDUSTRIES, INC. (the "Company") Audit Committee (the "Audit Committee") shall be comprised of at least two members of the Company's Board of Directors. A majority of the members of the Audit Committee shall be independent directors as that term is defined by the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD"). An independent director may not be an officer of the Company and must be otherwise free of any relationship that could influence his or her judgment as an Audit Committee member in the reasonable judgement of the Board of Directors. Further, an independent director should not be associated with a major vendor to, or customer of, the Company if, in the opinion of the Board of Directors, such association would impair independence. When there is some doubt about independence, as when a member of the Audit Committee has a short-term consulting contract with a major customer, the Audit Committee member should recuse himself or herself from any decisions that might be influenced by that relationship.

         The principal duties of the Audit Committee are to monitor the preparation of quarterly and annual financial reports and statements; to recommend the appointment of independent auditors; meet with the Company's independent auditors to review the arrangements for, and scope of, the audit by the independent auditors and the fees related to such work; review the independence of the independent auditors; consider the adequacy of the Company's system of internal accounting controls; review and monitor the Company's policies regarding conflicts of interest; and provide a report to be included in the Company's proxy statement for the annual meeting of shareholders regarding the responsibilities of the Audit Committee.

         In addition, the Audit Committee may review and evaluate equity and debt financings of the Company and address its findings and recommendations to the full Board of Directors or such committee of the Board of Directors as may be warranted.

AUTHORITY OF THE AUDIT COMMITTEE

         The Company's management bears primary responsibility for the Company's financial and other reporting, for establishing the system of internal controls and for ensuring compliance with laws, regulations and Company policies. The Audit Committee's responsibilities and related key processes are described in this charter. The Audit Committee generally has the authority and is charged with the following:

         1. To provide open avenues of communication between the Board of Directors and the independent accounting firm selected to audit the Company's financial statements.

         2. To conduct or authorize investigations into matters within the Audit Committee's scope of responsibilities. The Audit Committee is authorized to retain independent counsel, accountants, or others it needs to assist in an investigation.

         3. To meet as frequently as necessary in the reasonable judgement of the Audit Committee Chairman. The Audit Committee Chairman has the power to call an Audit Committee meeting whenever he or she thinks there is a need. Audit Committee members may attend meetings by teleconference. The Audit Committee may ask members of management or others to attend meetings and is authorized to receive all pertinent information from management.

RESPONSIBILITIES FOR ENGAGING INDEPENDENT ACCOUNTANTS

         The independent accounting firm engaged to handle the audit of the Company's financial statements are responsible primarily to the Board and the Audit Committee. In carrying out the Audit Committee's responsibilities, the Audit Committee shall:

         1. Recommend the appointment or removal of independent accountants for Company audits. The Audit Committee's recommendation is subject to approval by the full Board of Directors and shareholders of the Company, if necessary.

         2. Review and set any fees paid to the independent accountants.

         3. Consider, in consultation with the independent accountants, the audit scope and procedural plans made by such independent accountants.

         4. Review issues with management and the independent accountants if either thinks there might be a need to engage additional auditors. The Audit Committee will decide whether to engage an additional firm, and if so, which one.

         5. Review the independence of the independent accountants, including review of the formal written statement to be provided annually from such independent accountants delineating all relationships between the Company and the independent accountants consistent with Independence Standards Board Standard No. 1.

         6. Review with the independent accountants the extent of non-audit services provided by such firm and related fees that may impact such independent accountants' independence from the Company.

RESPONSIBILITIES FOR FINANCIAL REPORTING

         The Audit Committee shall monitor the preparation by management of the Company's quarterly and annual external financial reports. In carrying out such responsibilities, the Audit Committee shall:

         1. Review with management and/or the independent accountant significant risks and exposures brought to its attention and will assess management's steps to minimize them.

         2. Review the accounting and reporting treatment of significant transactions outside the Company's normal operations.

         3. Review with management and the independent accountants significant changes to the Company's accounting principles or their application as reflected in the financial reports.

         4. Review the following with management and the independent accountants:

                  (a) Drafts of the Company's annual financial statements and related footnotes.

                  (b) The independent accountants' audit report on the financial statements.

                  (c) The independent accountants' qualitative judgments of accounting principles and financial disclosures.

                  (d) Any serious difficulties or disputes with management encountered during the course of the audit.

         5. Review the Company's quarterly financial results and discuss their appropriateness with management and the Company's independent accountants, as necessary.

         The Audit Committee may ask the Chief Financial Officer or other members of management to be absent during selected discussions.

INTERNAL CONTROLS

         The Audit Committee shall have responsibility for overseeing that management has implemented an effective system of internal controls that helps promote the reliability of financial and operating information and compliance with applicable laws, regulations and policies, including those related to ethics and conflicts of interest. In carrying out these responsibilities, the Audit Committee shall:

         1. Inquire of management, management auditors and the Company's independent accountants, concerning any deficiencies in the Company's policies and procedures that could adversely affect the adequacy of internal controls and the financial reporting process and review the timeliness and reasonableness of proposed corrective action.

         2. Review significant findings and recommendations by the independent accountants contained in such accounting firm's annual letter to management.

         3. Review management's responses to the independent accountants' management letter.

         4. Review the Company's policies and practices related to compliance with laws, ethical conduct and conflicts of interest.

         5. Review significant cases of conflicts of interest, misconduct and fraud.

         6. Review, as appropriate, material litigation involving the Company.

PERIODIC RESPONSIBILITIES

         In addition to the responsibilities outlined above, the Company shall:

         1. Prepare the Audit Committee's annual report for inclusion in the Company's proxy statement.

         2. Review and update the Audit Committee's charter when appropriate.

         3. Review the annual budget prepared by management and make recommendations as indicated to management and the Board of Directors.

         4. Review legal and regulatory matters that may have a material effect on the Company's financial statements.

         5. Meet with the independent accountants and management in separate executive sessions to discuss any matters the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

                            IMPERIAL INDUSTRIES, INC.
                                      PROXY
         THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS FOR THE
         ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 14, 2001

         The undersigned hereby appoints S. Daniel Ponce and Howard L. Ehler, Jr., or either of them, as proxies, with full individual power of substitution to represent the undersigned and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the at the Hyatt Regency Hotel, 400 S.
E. 2nd Avenue, Miami, Florida, at 10:00 A.M., local time, on November 14, 2001, and any and all adjournments thereof, in the manner specified below:

1.     ELECTION OF CLASS III DIRECTORS

Nominees:
--------

       S. Daniel Ponce
       Lisa M. Brock

|_| For all nominees listed above
|_| Withhold authority to vote for the following:

-----------------------------------------------------------------------------

|_|    Withhold authority to vote for all nominees

2      PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION

       |_|   For          |_|   Against       |_|      Abstain

                                                       (CONTINUED ON OTHER SIDE)

THIS PROXY, WHEN PROPERLY EXECUTED, SHALL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR EACH DIRECTOR AND FOR APPROVAL OF THE AMENDMENT TO CERTIFICATE OF INCORPORATION. Should any other matter requiring a vote of the stockholders arise, the persons named in the Proxy or their substitutes shall vote in accordance with their best judgment in the interest of the Company. The Board of Directors are not aware of any matter which is to be presented for action at the meeting other than the matters set forth herein.


                                             Dated:                     , 2001
                                                   ---------------------


                                             ---------------------------------
                                             Signature



                                             ---------------------------------
                                             Signature



                                             Please sign the Proxy exactly as
                                             name appears. When shares are held
                                             by joint tenants, both should sign.
                                             Executors, administrators, trustees
                                             or otherwise signing in a
                                             representative capacity should
                                             indicate the capacity in which
                                             signed.


PLEASE VOTE, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.